SIXTH AMENDMENT TO CREDIT AGREEMENT
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          THIS  SIXTH  AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment") is
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entered  into  by  and  among  PEET'S OPERATING COMPANY, INC. (formerly known as
Peet's  Coffee and Tea, Inc.) ("Borrower"), PEET'S TRADEMARK COMPANY, and PEET'S
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COFFEE & TEA, INC. (formerly known as Peet's Companies, Inc.), each a Washington corporation  (each a "Credit Party" and collectively, the "Credit Parties"), and
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GENERAL  ELECTRIC  CAPITAL CORPORATION, a Delaware corporation ("Lender"), as of
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February  21,  2003,  with  reference  to  the  following  facts:

                                    RECITALS
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     A.     Pursuant  to  that certain Credit Agreement dated as of September 1,
2000, as amended by that certain First Amendment to Credit Agreement dated as of January 19, 2001, that certain Second Amendment to Credit Agreement dated as of June 29, 2001, that certain Third Amendment to Credit Agreement dated as of
March 1, 2002, that certain Fourth Amendment to Credit Agreement dated as of April 23, 2002, and that certain Fifth Amendment to Credit Agreement dated as of December 31, 2002, each by and among Credit Parties and Lender (as the same may have been further amended, supplemented, or otherwise modified from time to time prior to the date of this Sixth Amendment, the "Credit Agreement"), Lender
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agreed  to  provide  certain  financial  accommodations to or for the benefit of
Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined in this Sixth Amendment, (i) capitalized terms or matters of construction defined or established in Annex A to the Credit
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Agreement  shall  be  applied  as  defined  or  established  therein,  and  (ii)
references to Sections, Schedules, and Annexes shall refer, respectively, to Sections, Schedules, and Annexes of the Credit Agreement.

     B. Credit Parties have requested certain modifications to the Credit Agreement, and Lender has agreed to such request on the terms and conditions set forth in this Sixth Amendment.

          NOW, THEREFORE, in consideration of Credit Parties' performance of their promises and obligations hereunder, the continued performance by Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Parties and Lender hereby agree as follows:

                                    AGREEMENT
                                    ---------

     1.     AMENDMENTS.  Annex  G  to  the Credit Agreement is hereby amended by
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deleting in its entirety paragraph (b) thereof that sets forth the Minimum Fixed
Charge Ratio and substituting the following in lieu thereof: "[Intentionally Omitted]"

     2.     EFFECTIVENESS.  This  Sixth  Amendment  shall  be  effective  as  of
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December  1,  2002, upon Lender's receipt of an original of this Sixth Amendment duly  executed  by  the  Credit  Parties  and  Lender.

     3.     REPRESENTATIONS AND WARRANTIES.  Each Credit Party hereby represents
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and  warrants  that  (a)  as  of  the  date  of  this Sixth Amendment, it has no
Commercial Tort Claims, (b) at all times from the Closing Date through and until the date of this Sixth Amendment WBG has remained inactive and (c) the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, after giving effect to this Sixth Amendment, shall remain true and correct in all material respects as of the date hereof and thereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or is the subject of an updated disclosure schedule attached hereto. The Credit Agreement and the other Loan Documents, as modified and amended by this Sixth Amendment, constitute legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms.

     4.     RATIFICATION.  Except  as  specifically  modified  by  this  Sixth
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Amendment,  the  parties  acknowledge  that  the  Credit  Agreement shall remain binding upon Credit Parties and Lender and all provisions of the Credit Agreement shall remain in full force and effect. Credit Parties expressly ratify and affirm their respective obligations to Lender under the Credit
Agreement  and  the  other  Loan  Documents.

     5.     MISCELLANEOUS.
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          5.1     Entire  Agreement;  Amendment.  This Sixth Amendment, together
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with  the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Sixth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof or thereof. No amendment, modification, or waiver of any of the provisions of this Sixth Amendment shall be valid or enforceable unless set forth in a writing signed by Credit Parties and Lender.

          5.2     Recitals.  The  recitals  set  forth  at the beginning of this
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Sixth  Amendment  are  true and correct, and such recitals are incorporated into and  are  a  part  of  this  Sixth  Amendment.

          5.3     Headings.  Section headings used herein are for convenience of
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reference  only,  are  not part of this Sixth Amendment, and are not to be taken into  consideration  in  interpreting  this  Sixth  Amendment.

          5.4     Counterparts.  This  Sixth  Amendment  may  be  executed  in
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identical  counterpart  copies,  each  of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment. Any party delivering this Sixth Amendment by facsimile shall send the original manually executed counterpart of this Sixth Amendment to the other party promptly after such facsimile transmission.

          5.5     GOVERNING LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED  AND  ENFORCED  IN  ACCORDANCE  WITH,  THE

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LAWS  OF  THE  STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN
SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          5.6     No  Waiver.  Except  as  specifically  set forth in this Sixth
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Amendment,  the  execution,  delivery  and effectiveness of this Sixth Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or any other Loan Document, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          5.7     Conflict  of Terms.  In the event of any inconsistency between
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the  provisions  of  this  Sixth  Amendment  and  any  provision  of  the Credit
Agreement, the terms and provisions of this Sixth Amendment shall govern and control.

[Remainder  of  Page  Intentionally  Left  Blank]

          IN WITNESS WHEREOF, this Sixth Amendment to Credit Agreement has been duly executed as of the date first written above.

                                   "CREDIT  PARTIES"

                              PEET'S  COFFEE  &  TEA,  INC.


                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO


                              PEET'S  OPERATING  COMPANY,  INC.


                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO


                              PEET'S  TRADEMARK  COMPANY


                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO



                                   "LENDER"

                              GENERAL  ELECTRIC  CAPITAL
                              CORPORATION


                              By:     /s/  Todd  Gronski
                              Name:     Todd  Gronski
                              Duly  Authorized  Signatory